FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1995
A. Please add the following biography of Todd A. Abraham under the sub-heading "Adviser's Background" on page 16 of the prospectus:
   "Todd A. Abraham has been the Fund's portfolio manager since October 1995. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1995. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993 and as a Bond Administrator at Ryland Asset Management Company from 1990 to 1992. Mr. Abraham received his M.B.A. in finance from Loyola College."
B. Kathleen M. Foody-Malus and Susan M. Nason remain as portfolio managers of the Fund.
                                                                October 31, 1995










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